PGi Reports First Quarter 2014 Results: Revenues Up 11% to $143.2M, Non-GAAP Diluted EPS from Continuing Operations $0.22*; SaaS Products Grow Over 50%

Company Increases 2014 Financial Outlook

ATLANTA, April 24, 2014 /PRNewswire/ -- Premiere Global Services, Inc. (NYSE: PGI), a leading global provider of collaboration software and services for over 20 years, today announced results for the first quarter ended March 31, 2014.

In the first quarter of 2014, net revenues increased nearly 11% to $143.2 million, compared to $129.5 million in the first quarter of 2013. Diluted EPS from continuing operations was $0.11 in the first quarter of 2014, compared to diluted EPS from continuing operations of $0.15 in the first quarter of 2013. Non-GAAP diluted EPS from continuing operations was $0.22* in the first quarter of 2014, compared to $0.19* in the first quarter of 2013.

"We are pleased to have outperformed our first quarter plan in every major category," said Boland T. Jones, PGi founder, chairman and CEO. "We continue to be delighted by the strong market response to our SaaS-based collaboration solutions and the success we are having in upgrading customers to these highly differentiated products. We plan to continue to invest in driving higher sales of our SaaS products, and we believe that 2014 will be another year of solid growth and higher profitability for PGi."

First Quarter 2014 Accomplishments

  Grew revenue from PGi SaaS products greater than 50% to $10.7 million;
  Increased the annual revenue run rate from PGi SaaS products by approximately $4 million during the quarter to approximately $44 million;
  Released version 3.5 of iMeet®, with increased meeting capacity and groundbreaking new recording, video streaming, meeting minutes and guest screen sharing functionalities;
  Launched Agenday, a smart calendar app that provides one-touch meeting access and intelligent connections for lower costs, higher productivity and easier collaboration on the go; and
  Agenday won The Best Mobile App Awards Platinum Award for Best Mobile Calendar.

Financial Outlook

The following statements are based on PGi's current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current business trends and current foreign currency exchange rates, and assuming no additional acquisitions, PGi has raised its financial outlook for 2014 as follows: net revenues from continuing operations are now projected to be in the range of $565-$575 million. PGi continues to project that non-GAAP diluted EPS from continuing operations in 2014 will be in the range of $0.85-$0.88*, as the company plans to continue to reinvest excess earnings this year in product, sales and marketing initiatives designed to accelerate sales of its collaboration software applications and its transition to a SaaS model.

PGi will host a conference call today at 5:00 p.m., Eastern Time to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (866) 454-4209 (U.S. and Canada) or (913) 312-0671 (International), participant passcode 3176312. The conference call will simultaneously be webcast. Please visit pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures
To supplement the company's consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. | PGi
PGi has been a leading global provider of collaboration software and services for over 20 years. PGi's cloud-based software applications let business users connect, collaborate and share ideas and information from their desktop, tablet or smartphone, enabling greater productivity in the office or on the go. PGi has a global presence in 25 countries, and its award-winning solutions provide a collaborative advantage to over 45,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, PGi has hosted more than 1.1 billion people from 137 countries in over 250 million virtual meetings. For more information, visit PGi at pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties, many of which are beyond our control. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in PGi's forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of PGi's SaaS products, including iMeet® and GlobalMeet®; our ability to attract new customers and to retain and further penetrate our existing customers; our ability to establish and maintain strategic reseller and distribution relationships; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime, including undetected errors or defects in our software; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customers' confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings made with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2013. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to update or to release publicly any revisions to forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this press release or the date of the statement, if a different date, or to reflect the occurrence of unanticipated events.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2014	2013

Net revenues	$ 143,239	$ 129,492
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	59,542	55,507
Selling and marketing	37,836	34,163
General and administrative (exclusive of expenses
shown separately below)	17,935	15,493
Research and development	4,505	3,723
Depreciation	8,666	8,239
Amortization	2,483	462
Restructuring costs	-	70
Asset impairments	-	144
Net legal settlements and related expenses	-	120
Acquisition-related costs	1,905	-
Total operating expenses	132,872	117,921

Operating income	10,367	11,571

Other (expense) income:
Interest expense	(2,100)	(1,801)
Interest income	9	21
Other, net	291	30
Total other expense	(1,800)	(1,750)

Income from continuing operations before income taxes	8,567	9,821
Income tax expense	3,297	2,640
Net income from continuing operations	5,270	7,181

Loss from discontinued operations, net of taxes	(65)	(103)

Net income	$ 5,205	$ 7,078

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	46,385	46,087

Basic net income per share (1)
Continuing operations	$ 0.11	$ 0.16
Discontinued operations	-	-
Net income per share	$ 0.11	$ 0.15

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	47,020	46,515

Diluted net income per share
Continuing operations	$ 0.11	$ 0.15
Discontinued operations	-	-
Net income per share	$ 0.11	$ 0.15

(1) Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except per share data)

	March 31,	December 31,
	2014	2013

ASSETS
CURRENT ASSETS
Cash and equivalents	$ 36,721	$ 44,955
Accounts receivable (less allowances of $734 and $760, respectively)	87,923	78,481
Prepaid expenses and other current assets	17,586	22,645
Income taxes receivable	2,649	2,316
Deferred income taxes, net	4,577	4,390
Total current assets	149,456	152,787

PROPERTY AND EQUIPMENT, NET	104,685	105,724

OTHER ASSETS
Goodwill	340,749	341,382
Intangibles, net of amortization	76,340	78,637
Deferred income taxes, net	1,616	1,957
Other assets	17,340	17,621
TOTAL ASSETS	$ 690,186	$ 698,108

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 54,667	$ 51,994
Income taxes payable	2,347	2,648
Accrued taxes, other than income taxes	13,810	11,190
Accrued expenses	31,939	34,402
Current maturities of long-term debt and capital lease obligations	1,655	1,719
Accrued restructuring costs	819	2,104
Deferred income taxes, net	168	171
Total current liabilities	105,405	104,228

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	258,419	272,467
Accrued restructuring costs	18	77
Accrued expenses	29,212	29,570
Deferred income taxes, net	21,500	18,881
Total long-term liabilities	309,149	320,995

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
48,443,924 and 48,338,335 shares issued and outstanding, respectively	486	483
Additional paid-in capital	457,475	457,913
Accumulated other comprehensive gain	9,146	11,169
Accumulated deficit	(191,475)	(196,680)
Total shareholders' equity	275,632	272,885
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 690,186	$ 698,108

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended
	March 31,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 5,205	$ 7,078
Loss from discontinued operations, net of taxes	65	103
Net income from continuing operations	5,270	7,181
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	8,666	8,239
Amortization	2,483	462
Amortization of debt issuance costs	161	148
Net legal settlements and related expenses	-	93
Payments for legal settlements and related expenses	-	(85)
Deferred income taxes	(22)	2,206
Restructuring costs	-	70
Payments for restructuring costs	(1,347)	(660)
Asset impairments	-	144
Equity-based compensation	2,227	1,674
Excess tax benefits from share-based payment arrangements	(250)	(244)
Provision for doubtful accounts	229	(31)
Acquisition-related costs	1,905	-
Cash paid for acquisition-related costs	(1,447)	-
Changes in working capital	(3,746)	(6,786)
Net cash provided by operating activities from continuing operations	14,129	12,411
Net cash used in operating activities from discontinued operations	(42)	(105)
Net cash provided by operating activities	14,087	12,306

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(8,101)	(8,796)
Other investing activities, net	2,050	(425)
Net cash used in investing activities from continuing operations	(6,051)	(9,221)
Net cash used in investing activities from discontinued operations	-	-
Net cash used in investing activities	(6,051)	(9,221)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(34,530)	(12,144)
Proceeds from borrowing arrangements	20,000	11,000
Excess tax benefits of share-based payment arrangements	250	244
Purchases and retirement of treasury stock, at cost	(2,245)	(1,134)
Exercise of stock options	53	-
Net cash used in financing activities from continuing operations	(16,472)	(2,034)
Net cash used in financing activities from discontinued operations	-	-
Net cash used in financing activities	(16,472)	(2,034)

Effect of exchange rate changes on cash and equivalents	202	(571)

NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS	(8,234)	480
CASH AND EQUIVALENTS, beginning of period	44,955	20,976
CASH AND EQUIVALENTS, end of period	$ 36,721	$ 21,456

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2014	2013

Non-GAAP Operating Income (1)
Operating income, as reported	$ 10,367	$ 11,571
Restructuring costs	-	70
Asset impairments	-	144
Net legal settlements and related expenses	-	120
Acquisition-related costs	1,905	-
Equity-based compensation	2,227	1,674
Amortization	2,483	462
Non-GAAP operating income	$ 16,982	$ 14,041

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$ 5,270	$ 7,181
Elimination of non-recurring tax adjustments	641	(257)
Restructuring costs	-	49
Asset impairments	-	102
Net legal settlements and related expenses	-	66
Acquisition-related costs	1,314	19
Equity-based compensation	1,537	1,180
Amortization	1,713	326
Non-GAAP net income from continuing operations	$ 10,475	$ 8,666

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$ 0.11	$ 0.15
Elimination of non-recurring tax adjustments	0.01	(0.01)
Restructuring costs	-	-
Asset impairments	-	-
Net legal settlements and related expenses	-	-
Acquisition-related costs	0.03	-
Equity-based compensation	0.03	0.03
Amortization	0.04	0.01
Non-GAAP diluted EPS from continuing operations	$ 0.22	$ 0.19

(1)	Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items, as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, restructuring costs, asset impairments, net legal settlements and related expenses and acquisition-related costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

Impact of
		Q1 - 14 (Constant currency)	fluctuations in foreign currency exchange rates	Q1 - 14 (Actual)
(Unaudited, in thousands, except per share data)

	Net Revenues	$ 143,478	$ (239)	$ 143,239
	North America Net Revenue	$ 90,485	$ (355)	$ 90,130
	Europe Net Revenue	$ 36,068	$ 1,060	$ 37,128
	Asia Pacific Net Revenue	$ 16,925	$ (944)	$ 15,981
	Non-GAAP Operating Income	$ 16,829	$ 153	$ 16,982
	Non-GAAP Net Income from Continuing Operations	$ 10,511	$ (36)	$ 10,475
	Non-GAAP Diluted EPS from Continuing Operations	$ 0.22	$ -	$ 0.22

(3)	Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q1 - 13) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

Impact of
		Q1 - 14 (Constant currency)	fluctuations in foreign currency exchange rates	Q1 - 14 (Actual)
(Unaudited, in thousands)

	Net Revenues	$ 143,276	$ (37)	$ 143,239

(4)	Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q4 - 13)
average exchange rates.

Organic Growth (5)

Impact of
		March 31, 2013	fluctuations in foreign currency exchange rates	Acquisitions	Organic net revenue growth	March 31, 2014	Organic net revenue growth rate
(Unaudited, in thousands, except percentages)

	Net Revenues, Three Months Ended	$ 129,492	$ (557)	$ 16,909	$ (2,605)	$ 143,239	-2.0%

(5)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

Media and Investor Contact:
Sean O'Brien
(404) 262-8462
sean.obrien@pgi.com

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